Supplement to the

Fidelity® Select Portfolios®

Money Market Portfolio

A Fund of Fidelity Fixed-Income Trust

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2008

The following information supplements similar information found in the "Management Contract" section beginning on page 20.

Sub-Adviser - FMR U.K. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR U.K. Pursuant to the sub-advisory agreement, FMR may receive from the sub-adviser investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-adviser investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-adviser.

The following information replaces the similar information found in the "Fund Holdings Information" section beginning on page 30.

The fund may from time to time make full holdings available more frequently, including daily, if such disclosure is determined by FMR to be in the interest of fund shareholders. A fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations.

SELMMB-08-02 September 26, 2008
1.872061.101